September 2023 TPG RE Finance Trust, Inc. Investor Presentation Exhibit 99.1

Investor Presentation| September 2023 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2023, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest; ▪ the level and volatility of prevailing interest rates and credit spreads; ▪ adverse changes in the real estate and real estate capital markets; ▪ general volatility of the securities markets in which we participate; ▪ changes in our business, investment strategies or target assets; ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments and increases in the cost of our financing; ▪ events giving rise to increases in our current expected credit loss reserve; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions; ▪ acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ global economic trends and economic conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, stress to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, our borrower's ability to access deposits or obtaining financing on favorable terms or at all; ▪ higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds an and increase in the number of borrowers who exercise extension options, which could extend beyond the term of certain secured financing arrangements we use to finance our loan investments; ▪ reduced demand for office space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; ▪ changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; ▪ deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness; ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments; ▪ adverse developments in the availability of desirable investment opportunities, whether due to competition regulation or otherwise; ▪ difficulty or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems; ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; ▪ the availability of qualified personnel and our relationship with our Manager; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; ▪ our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

TRTX By the Numbers

Loan Portfolio		Liquidity & Capitalization		Dividend & Earnings	
$4.9 billion Investment Portfolio		**$5.9 billion** Financing Capacity		**$0.24** 2Q23 Common Stock Dividend Declared	
$77.3 million Average Loan Size	**8.90%** Weighted Average All-in Yield[1]	**71.7%** Non-Mark-to-Market Financing	**2.8x** Debt-to-Equity Ratio[2]	**($0.94)** 2Q23 GAAP Loss per Diluted Share[5]	**($0.18)** 2Q23 Distributable Earnings per Diluted Share[6]
100% Floating Rate Portfolio	**66.4%** Weighted Average LTV[2]	**2.16%** Weighted Average Cost of Funds[3]	**77.9%** Weighted Average Approved Advance Rate	**13.0%** Annualized Dividend Yield[7]	**$0.48** Common Dividends Declared YTD 2023
3.2 Weighted Average Risk Ratings unchanged QoQ[2]		**$542.9 million** of Liquidity[4]		**$13.10** Book Value per Share at June 30, 2023	

1. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes the applicable floating benchmark interest rate as of June 30, 2023 for weighted average calculations.
2. See Appendix for definitions, including LTV and Debt-to-Equity ratio
3. Weighted average cost of funds excludes current index rate or index rate floor, as applicable
4. See page 8 for additional detail
5. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders
6. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings
7. Represents an annualized dividend yield based on the June 30, 2023 closing share price of $7.41

Note: Data as of June 30, 2023. Liquidity and capitalization information excludes REO related financings with the exception of the Company's Debt-to-Equity Ratio calculation, as defined.

TPG RE Finance Trust, Inc.| NYSE: TRTX Investor Presentation| September 2023 3

TPG – Premier Global Asset Manager

	Segment				
	Capital	Growth	Real Estate	Impact	Market Solutions
AUM	$69B	$24B	$19B	$18B	$9B
Funds	TPG Capital	TPG Growth	**TPG RE Finance Trust (TRTX)**	The Rise Funds	Public Market Investing
	TPG Healthcare Partners	TPG Tech Adjacencies (TTAD)	TPG Real Estate Partners (TREP)	TPG Rise Climate	Capital Markets
	TPG Asia	TPG Digital Media (TDM)	Real Estate Thematic Advantage Core Plus (TAC+)	Evercare	Private Market Solutions
	Continuation Vehicles				SPACs

Integrated Real Estate Platform

Real Estate Equity

- **$12.2B AUM** – TPG Real Estate Partners (TREP)
- **$1.8B AUM** – Real Estate Thematic Advantage Core Plus (TAC+)

Real Estate Debt

- **$5.0B AUM** – TPG RE Finance Trust (TRTX)

TPG Integration Drives Competitive Advantage

TPG is a global alternative investment manager operating an integrated platform with **$139 billion** of assets under management

- Enhanced investing capabilities powered by an **expansive and scaled platform**
- Experienced team with a long history of **collaborative investing** through numerous credit and macroeconomic cycles
- Established lending platform with **strong capital markets capabilities** and extensive financing relationships
- **Long standing relationships** with repeat borrowers, developers, investors, national brokerage firms, and financial institutions
- **Deep knowledge** of target markets, property types, and investable global trends
- Data-driven investment philosophy for over **30 years**

Note: AUM as of June 30, 2023; Totals may not sum due to rounding

TPG RE Finance Trust, Inc. | NYSE: TRTX Investor Presentation| September 2023 4

Career Credit Investors Drive Investment Strategy



Doug Bouquard
Chief Executive Officer
18+ years of experience

Select Experience
Managing Director
Goldman Sachs



Matt Coleman
President
20+ years of experience

Select Experience
Chief Operating Officer
TPG Real Estate



Bob Foley
Chief Financial Officer
30+ years of experience

Select Experience
Co-Founder, CFO and COO
Gramercy Capital Corp.



Peter Smith
Chief Investment Officer
30+ years of experience

Select Experience
Managing Director
Ladder Capital



Deborah Ginsberg
General Counsel
20+ years of experience

Select Experience
Principal
Blackstone RE Debt Strategies

- Leadership team has invested through multiple business and real estate cycles
- Emphasis on credit quality and principal protection
- Engagement throughout the investment process
- Deep, extensive relationships with owners, borrowers, brokers and capital providers
- Investment team supported by TPG's global infrastructure and leadership team

Team combines investing expertise with public company C-level experience

TPG RE Finance Trust, Inc.| NYSE: TRTX
Investor Presentation| September 2023
5

2Q23 Operating Results

($ in millions)	Net Income (Loss) Attributable to Common Stockholders[1]	Adjustments	Distributable Earnings[2]
Interest Income	$96.7	$—	$96.7
Interest Expense	(70.6)	—	(70.6)
Management and Incentive Fees	(5.9)	—	(5.9)
Stock Compensation Expense	(1.8)	1.8	—
Revenue and Expense from REO operations, net	(0.3)	1.0	0.6
Other Income & Expenses[3]	1.8	—	1.8
Preferred Stock Dividends & Participating Securities' Share in Earnings	(3.6)	—	(3.6)
Income Before Credit Loss Expense	**$16.3**	**$2.8**	**$19.1**
Credit Loss Expense	(89.1)	55.9	(33.2)
Total	**($72.7)**	**$58.7**	**($14.0)**
Per Common Share, Diluted	*($0.94)*	*$0.76*	*($0.18)*

($0.94)
Loss per Diluted Share[1]

($0.18)
Distributable Earnings per Diluted Share[2]

QoQ Change in Book Value



CECL Reserve per Share $2.89
$14.31
($0.06)
$0.26
($0.24)
($0.04)
$0.02
($1.15)
CECL Reserve per Share $3.58
$13.10
Book Value 3/31/23
Issuance of Common Stock
Net Income, Excluding Credit Loss Expense
Dividends on Common Shares
Dividends on Preferred Shares
Equity Compensation
Increase to CECL Reserve
Book Value 6/30/23

1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders
2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings
3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense

TPG RE Finance Trust, Inc.| NYSE: TRTX Investor Presentation| September 2023 6

Investor Presentation| September 2023 7TPG RE Finance Trust, Inc.| NYSE: TRTX ($0.18) $0.17 $0.30 $0.20 ($0.18) $0.17 $0.30 $0.19 $0.24 $0.24 $0.24 $0.24 Distributable Earnings per Basic Share Distributable Earnings per Diluted Share Common Dividend per Share 2Q23 1Q23 4Q22 3Q22 Quarterly Operating Results 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings Operating Performance ($ in millions) 2Q23 1Q23 4Q22 3Q22 GAAP Net Income (Loss) ($69.2) $7.4 $36.2 ($114.6) Net Income (Loss) Attributable to Common Stockholders1 ($72.7) $3.8 $32.6 ($117.9) Distributable Earnings2 ($14.0) $13.4 $23.3 $15.3 Total Cash Dividends Declared on Common Shares $19.0 $19.0 $19.0 $18.7 Distributable Earnings & Common Dividend Coverage 2Q23 Common Dividend Coverage Ratio of -0.75x3

Investor Presentation| September 2023 8TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios4,5 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant loan portfolio financing arrangements 3. Includes collateralized loan obligation proceeds held at trustee and as of June 30, 2023 and March 31, 2023 includes $12.7 million and $89.5 million, respectively, held at the trustee and included within accounts receivable from servicer/trustee for future reinvestment 4. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio 5. See Appendix for a description of covenant requirements applicable to TRTX Note: Totals may not sum due to rounding 3.13x 2.97x 2.95x 2.79x 3.13x 2.97x 2.95x 2.79x Debt-to-Equity Ratio Total Leverage Ratio 9/30/2022 12/31/2022 3/31/2023 6/30/2023 $571.3 $590.9 $662.6 $542.9 $25.4 $22.4 $29.0 $18.4 $210.7 $231.7 $132.5 $289.1 $48.6 $39.7 $43.8 $28.7 $286.6 $297.2 $457.2 $206.7 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash 9/30/2022 12/31/2022 3/31/2023 6/30/2023 1 2 3

Investor Presentation| September 2023 9TPG RE Finance Trust, Inc.| NYSE: TRTX Diversified Loan Portfolio 30% 17% 14% 6% Geography4,5 Portfolio Metrics Total Loan Commitments $4.9B Outstanding Principal Balance $4.6B MSA Concentrations (Top 25 / Top 10)1 68.5% / 44.2% Weighted Average All-in Yield2 8.90% Weighted Average Credit Spread 3.64% Weighted Average Interest Rate Floor 1.01% Weighted Average Borrower Interest Rate Cap3 2.95% % Floating Rate Loans 100% Loan Category4,5 < 5% of total commitments 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes the applicable floating benchmark interest rate as of June 30, 2023 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of June 30, 2023, based on outstanding principal balances 4. By total loan commitment at June 30, 2023, based on classification at closing 5. See Appendix for definitions Note: Data as of June 30, 2023 Moderate Transitional 31.1% Bridge 45.8% Light Transitional 22.1% Construction 1.0% East 35.6% West 33.8% Southeast 8.9% Southwest 16.9% Midwest 4.7%

Investor Presentation| September 2023 10TPG RE Finance Trust, Inc.| NYSE: TRTX Full Repayments 19.6% 74.3% 6.1% 37.2% 26.5% 25.0% 36.0% 45.4% 44.8% 9.5% 10.8% 11.7% 7.8% 7.6% 8.3% 5.5% 5.4% 5.6% 2.2% 2.0% 2.2% 1.8% 1.0% 1.0% 67.6% 67.1% 66.4% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other Jun 30, 2022 Mar 31, 2023 Jun 30, 2023 Investments1 70.1%29.9% Portfolio Composition ▪ 2Q23 total loan repayments of $279.1 million, including full repayments of $236.0 million and partial repayments of $41.9 million ▪ Total office loan repayments of $49.5 million during the quarter YTD23 Portfolio Activity $123.8M $380.3M Portfolio Migration1 1. By total loan commitment 2. Portfolio Migration includes Retail and Condominium within Other as of June 30, 2022. As of March 31, 2023 and June 30, 2023, Other includes Land Note: Data as of June 30, 2023. Full repayments include loans held for investment (2Q23 loan sale and REO conversion not included). 59.2% Weighted Average LTV1 72.5% Weighted Average LTV1 24% Increase in Multifamily Exposure 33% Decrease in Office Exposure Weighted Average As-is LTV 1.4% 2 1.3%

Loan Portfolio Walk

Loan Funding Activity



Total Loan Commitments[1]
Unpaid Principal Balance
Deferred Fundings and New Loan Originations[2]
Repayments/Sales/ REO Conversion
Unfunded Loan Commitments
$5,186.5
$470.9
$4,710.2
$47.3
$950.1
($375.5)[3]
$5,792.7
$462.9
$5,332.2
$39.3
$59.0
($425.7)[4]
$5,429.1
$426.1
$5,004.8
$51.5
$111.2
($227.8)[5]
$5,294.2
$353.9
$4,939.7
$33.0
($350.4)[6]
($55.0)
$4,869.0
$300.5
$4,567.3
6/30/2022
Deferred Fundings
Originations & Acquisitions
Repayments & Sales
9/30/2022
Deferred Fundings
Originations & Acquisitions
Repayments & Sales
12/31/2022
Deferred Fundings
Originations & Acquisitions
Repayments & Sales
3/31/2023
Deferred Fundings
Repayments & Sales
REO Conversion
6/30/2023

1. Loan commitments exclude (1) PIK interest resulting from previously modified loans of $1.2 million as of June 30, 2023, $1.2 million as of March 31, 2023, $1.7 million as of December 31, 2022, $2.4 million as of September 30, 2022, and $2.4 million as of June 30, 2022, and includes (2) $7.8 million commitment related to a non-performing retail loan held for investment for periods prior to September 30, 2022. The commitment cannot be drawn by the borrower. The loan was repaid in July 2022.
2. New loan investments include initial funding amount funded on the closing date; all subsequent loan fundings are included in deferred fundings
3. Includes a $4.4 million write-off associated with the discounted repayment in-full of a non-performing retail loan
4. Includes $89.2 million related to an office property REO conversion and resolution during the three months ended December 31, 2022
5. Includes $1.8 million of interest collections applied to reduce principal on non-accrual cost-recovery loans during the three months ended March 31, 2023
6. Includes $71.3 million of loan sale and $1.3 million of interest collections applied to reduce principal on non-accrual cost-recovery loans during the three months ended June 30, 2023

TPG RE Finance Trust, Inc.| NYSE: TRTX Investor Presentation| September 2023 11

Investor Presentation| September 2023 12TPG RE Finance Trust, Inc.| NYSE: TRTX $0.0 $439.7 $3,100.4 $515.2 $492.3 — 6 45 7 1 2 3 4 5 3.17 3.19 3.18 3.23 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Risk Ratings Dispersion of Risk Ratings1 Stable Risk Ratings1 By Amortized Cost Trailing 4 Quarter Average: 3.19 3.7 3.1 2.6 3.0 4.2 3.0 3.0 3.0 3.7 3.0 2.6 3.0 3.7 3.0 3.0 3.0 June 30, 2023 March 31, 2023 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other June 30, 2023 By Amortized Cost Start of Period 3.2 3.2 3.2 3.2 Repayments / Sales 2.6 3.1 3.1 3.5 Originations 3.0 3.0 3.0 — End of Period 3.2 3.2 3.2 3.2 Weighted Average Risk Rating of 3.2 Loan Count: 63 Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 1. See Appendix for definitions, including Risk Ratings. As of June 30, 2023 and March 31, 2023, Other includes Land 2Q 2023 Weighted Average Risk Rating: 3.2 1Q 2023 Weighted Average Risk Rating: 3.2 4

Investor Presentation| September 2023 13TPG RE Finance Trust, Inc.| NYSE: TRTX 390 395 420 572 265 240 299 210 125 156 121 362 General Reserve Specifically Identified Loans 9/30/2022 12/31/2022 3/31/2023 6/30/2023 CECL Reserve QoQ CECL Reserve Reserve as bps of Total Loan Commitments1 Reserve as $M $225.6 $214.6 $222.4 $278.3 $153.4 $130.1 $158.4 $102.1 $72.3 $84.5 $63.9 $176.2 General Reserve Specifically Identified Loans 9/30/2022 12/31/2022 3/31/2023 6/30/2023 1. Represents the total CECL reserve expressed in basis points for the Company’s $4.9 billion loan portfolio measured by commitments. The CECL reserve for specifically-identified loans at June 30, 2023 is 3,283 bps, and for non-specifically identified loans is 236 bps, both measured by the related CECL reserve (in dollars) divided the related commitment (in dollars). ▪ Carried at quarter-end an allowance for credit losses of $278.3 million, an increase of $55.9 million from $222.4 million as of March 31, 2023, due primarily to an increase in the specific reserve related to further deterioration in the office sector and a net increase of individually assessed loans as of June 30, 2023 ▪ Five individually assessed loans represent 63% of the total CECL reserve at June 30, 2023

Investor Presentation| September 2023 14TPG RE Finance Trust, Inc.| NYSE: TRTX Non-MTM 71.7% 28.3% 13.4% 58.3% Secured Credit Agreements (MTM) Asset-Specific Financing Collateralized Loan Obligations Non-MTM Financing Loan Financing Diverse Financing Sources Total Financing Capacity $5.9B Outstanding Principal Balance $3.7B Sources of Financing 15 Non-Mark-to-Market 71.7% Weighted Average Credit Spread 2.16% Weighted Average Approved Advance Rate 77.9% High Share of Non-MTM Financing1 Expected Debt Maturities2,3 1. Calculated on outstanding balance as of June 30, 2023 2. Based on extended maturity dates where ability to extend is at Company’s option 3. Collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation Note: Data as of June 30, 2023 MTM Financing Non-MTM Financing 2023 2024 2025 2026 2027 Thereafter $0 $200 $400 $600 $800 2

Investor Presentation| September 2023 15TPG RE Finance Trust, Inc.| NYSE: TRTX Focus on Non-MTM Financing Financing Mix by Property Type1,2 1. Calculated on outstanding balance as of June 30, 2023 2. Excludes Non-MTM CLO liabilities of $206.7 million, equal to CLO cash available for Eligible Collateral, as defined in relevant CLO indentures, as of June 30, 2023 Note: Data as of June 30, 2023 18.8% 27.9% 14.6% 60.0% 30.7% 65.0% 0.0% 0.0% 81.2% 72.1% 85.4% 40.0% 69.3% 35.0% 100.0% 100.0% % MTM % Non-MTM Office Multifamily Mixed-Use Life Science Hotel Industrial Self-Storage Land 0.0% 20.0% 40.0% 60.0% 80.0% 100.0%

Investor Presentation| September 2023 16TPG RE Finance Trust, Inc.| NYSE: TRTX Change in Index Rate ($0.03) ($0.01) $0.00 $0.01 $0.03 - 1.00% - 0.50% 0.00% + 0.50% + 1.00% ($0.04) ($0.03) ($0.02) ($0.01) $0.00 $0.01 $0.02 $0.03 $0.04 Impact of Changing Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 1. Static analysis based on loan portfolio composition as of June 30, 2023 Index Rate at June 30, 2023 LIBOR: 5.22% Term SOFR: 5.07%

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

Investor Presentation| September 2023 18TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock 2. Credit Loss (Benefit) Expense for the three months ended September 30, 2022, excludes a $4.4 million write-off associated with the discounted repayment in-full of a non-performing retail loan ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share For the Period Ended Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Total Stockholders' Equity $1,219,580 $1,309,057 $1,321,996 $1,306,394 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders' Equity, Net of Preferred Stock $1,018,205 $1,107,682 $1,120,621 $1,105,019 Number of Common Shares Outstanding at Period End 77,730,578 77,414,006 77,410,282 77,406,620 Book Value per Common Share $13.10 $14.31 $14.48 $14.28 Three Months Ended (unaudited) Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Net Income (Loss) ($69,173) $7,375 $36,194 ($114,607) Preferred Stock Dividends1 (3,148) (3,148) (3,148) (3,148) Participating Securities' Share in Earnings (Loss) (403) (404) (404) (159) Net (Loss) Income Attributable to Common Stockholders ($72,724) $3,823 $32,642 ($117,914) Weighted-Average Common Shares Outstanding, Basic 77,417,566 77,410,406 77,406,739 77,403,487 Weighted-Average Common Shares Outstanding, Diluted 77,417,566 78,089,651 77,406,739 77,403,487 (Loss) Earnings Per Common Share, Basic ($0.94) $0.05 $0.42 ($1.52) (Loss) Earnings Per Common Share, Diluted ($0.94) $0.05 $0.42 ($1.52) Non-Cash Stock Compensation Expense 1,813 1,804 1,526 932 Depreciation and Amortization 964 — — — Credit Loss (Benefit) Expense2 89,069 7,784 (10,858) 132,266 Distributable earnings before realized losses from loan sales and other loan resolutions $19,122 $13,411 $23,310 $15,284 Realized loss on loan sale and REO conversion (33,154) — — — Distributable Earnings ($14,032) $13,411 $23,310 $15,284 Weighted-Average Common Shares Outstanding, Basic 77,417,566 77,410,406 77,406,739 77,403,487 Weighted-Average Common Shares Outstanding, Diluted 77,417,566 78,089,651 77,406,739 79,939,764 Distributable Earnings per Common Share, Basic ($0.18) $0.17 $0.30 $0.20 Distributable Earnings per Common Share, Diluted ($0.18) $0.17 $0.30 $0.19 2. For the three months ended June 30, 2022, capital loss carryforwards were utilized to offset a $13.3 million taxable gain realized from the partial sale of an REO Property

Investor Presentation| September 2023 19TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses from loan sales and other loan resolutions (including conversions to REO), regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash stock compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. ▪ A loan will be written off as a realized loss when it is deemed non-recoverable or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. ▪ Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings

Definitions (cont.)

Deferred Fundings

- Fundings to borrowers that are made under existing loan commitments after a loan closing date

Financial Covenants

- Our financial covenants and guarantees for outstanding borrowings related to our secured financing agreements require TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company that is wholly owned by TRTX, to maintain compliance with the following financial covenants (among others):
  - Cash Liquidity: Minimum cash liquidity of no less than the greater of: $15.0 million; and 5.0% of Holdco's recourse indebtedness
  - Tangible Net Worth: $1.0 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense), minus 75% of the redeemed or repurchased preferred or redeemable equity or stock
  - Debt-to-Equity: Debt-to-Equity ratio not to exceed 4.25 to 1.0 with equity, as defined
  - Interest Coverage: Minimum interest coverage ratio of 1.4 to 1.0, effective June 30, 2023. Previously, 1.5 to 1.0.

Geographic Diversity

- TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-Q at June 30, 2023 follows (dollars in millions):

Region	Form 10-Q	Reclassification	Supplemental	% Total Commitment
East	$1,700.5	$34.8	$1,735.3	35.6%
South	1,210.5	(1,210.5)	—	—
West	1,589.2	56.8	1,646.0	33.8%
Midwest	230.0	—	230.0	4.7%
Southeast	—	432.6	432.6	8.9%
Southwest	—	825.2	825.2	16.9%
Various	139.0	(139.0)	—	—
Total	**$4,869.0**	$—	**$4,869.0**	**100.0%**

Note: Totals may not sum due to rounding

TPG RE Finance Trust, Inc.| NYSE: TRTX
Investor Presentation| September 2023
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Investor Presentation| September 2023 21TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) ▪ Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, less cash, to (ii) total stockholders’ equity, at period end ▪ Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land Loan Category

Investor Presentation| September 2023 22TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income ▪ Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Quarterly, the Company evaluates the risk of all loans and assigns a risk rating based on a variety of factors, grouped as follows: (i) loan and credit structure, including the as-is LTV structural features; (ii) quality and stability of real estate value and operating cash flow, including debt yield, property type, dynamics of the geography, local market, physical condition, stability of cash flow, leasing velocity and quality and diversity of tenancy; (iii) performance against underwritten business plan; (iv) the frequency and materiality of loan modifications or waivers occasioned by unfavorable variances between the underwritten business plan and actual performance; (v) changes in the capital markets that may impact the repayment of the loan via a refinancing, or sale of the loan collateral; and (vi) quality, experience and financial condition of sponsor, borrower and guarantor(s). Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: ◦ 1 - Very Low Risk ◦ 2 - Low Risk ◦ 3 - Medium Risk ◦ 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and ◦ 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss. ▪ The Company generally assigns a risk rating of “3” to all loan investments upon origination or acquisition, except when specific circumstances warrant an exception. During the three months ended March 31, 2023, the Company simplified its risk rating definitions. The Company re-evaluated its risk ratings based on the simplified definitions and concluded that there was no impact to prior period risk ratings.

Company Information

TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG).

For more information regarding TRTX, visit www.tpgrefinance.com.

Contact Information

Headquarters:
888 Seventh Avenue
35th Floor
New York, NY 10106

New York Stock Exchange:
Symbol: TRTX

TPG RE Finance Trust, Inc.
Bob Foley
Chief Financial Officer
+1 (212) 430-4111
bfoley@tpg.com

Brandon Fox
Chief Accounting Officer
+1 (415) 706-2751
bfox@tpg.com

Investor Relations:
+1 (212) 405-8500
IR@tpgrefinance.com

External Affairs Contact:
TPG RE Finance Trust, Inc.
Courtney Power
+1 (415) 743-1550
media@tpg.com

Analyst Coverage

BofA Securities
Derek Hewett
+1 (646) 855-2087

JP Morgan
Richard Shane
+1 (415) 315-6701

BTIG
Sarah Barcomb
+1 (212) 882-2336

Raymond James
Stephen Laws
+1 (901) 579-4868

Citigroup Securities
Arren Cyganovich
+1 (212) 816-3733

Wells Fargo
Donald Fandetti
+1 (212) 214-8069

JMP Securities
Steven DeLaney
+1 (212) 906-3517

Transfer Agent

American Stock Transfer & Trust Company, LLC
+1 (800) 937-5449
help@astfinancial.com

TPG RE Finance Trust, Inc.| NYSE: TRTX   Investor Presentation| September 2023   23